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                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                                OCTOBER 17, 1996
                                 DATE OF REPORT

                                $171,326,953.09

                    CORESTATES HOME EQUITY LOAN TRUST 1996-1
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             (Exact name of registrant as specified in its charter)

                         HOME EQUITY LOAN CERTIFICATES

        New York                         33-79544-07               36-7148609
                                        Series 1996-1
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(STATE OR OTHER JURISDICTION             (COMMISSION              (IRS EMPLOYER
    OF INCORPORATION)                    FILE NUMBER)             IDENTIFICATION
                                                                       NUMBER)

c/o CoreStates Bank, N.A., as Master Servicer
          1345 Chestnut Street
       Philadelphia, Pennsylvania                             19107
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES                     (ZIP CODE)
          OF MASTER SERVICER)

MASTER SERVICER'S TELEPHONE NUMBER, INCLUDING AREA CODE:

(215) 973-3810
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                                                           Total Number of
                                                           Sequentially
                                                           Numbered Page    9
                                                           Exhibit index
                                                           Appears on Page  4





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Item 7.  Financial Statements and Exhibits

         The following exhibits are furnished herewith:

         21 Monthly servicing report prepared by the Master Servicer and sent to holders of the Certificates pursuant to Section 5.02(b) of the Pooling and Servicing Agreement covering the period of September 1, 1996 through September 30, 1996.

         25      Power of Attorney of The First National Bank of Chicago.*




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*  Previously filed as an exhibit to Registrant's Current Report on From 8-K dated June 20, 1996 and incorporated herein by reference.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 17, 1996                   CORESTATES HOME EQUITY TRUST
                                          (Registrant)

                                          By  The First National Bank
                                                of Chicago

                                          By /s/ Barbara M. Rothenberg
                                             --------------------------------
                                                 Barbara M. Rothenberg
                                                 Attorney-in-Fact





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                                 Exhibit Index

Exhibit No.                                                              Page
-----------                                                              ----
21.1             Monthly servicing report prepared by the Master          5
                 Servicer and sent to holders of the Certificates pursuant to Section 5.02(b) of the Pooling and Servicing Agreement covering the period of September
                 1, 1996 through September 30, 1996.

25               Power of Attorney of The First National Bank of
                 Chicago.*



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*  Previously filed as an exhibit to Registrant's Current Report on From 8-K dated June 20, 1996 and incorporated herein by reference.





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